SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 2, 2016

 iROBOT CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or other jurisdiction of incorporation or organization)
001-36414		77-0259 335
(Commission File Number)		(I.R.S. Employer Identification No.)

8 Crosby Drive, Bedford, MA		01730
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (781) 430-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

On February 2, 2016, iRobot Corporation (the “Company”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with iRobot Defense Holdings, Inc. (“Buyer”), a recently-formed portfolio company of Arlington Capital Partners, which provides for the sale of the Company’s Defense & Security business unit (the “D&S Business”). Pursuant to the Purchase Agreement and the related ancillary documents, Buyer will acquire or license from the Company assets and contract rights related to the D&S Business and assume certain specified liabilities of the Company related to the D&S Business (the “Transaction”).
The Purchase Agreement provides that Buyer will pay the Company up to $45.0 million in cash consideration for the D&S Business, $30.0 million of which will be paid at the closing of the Transaction, subject to adjustments for working capital as set forth in the Purchase Agreement, and up to an additional $15.0 million of which may be paid based on the 2016 revenue of the D&S Business. The Purchase Agreement contains customary representations, warranties and covenants by each of the parties thereto, including, among others, covenants by the Company to conduct the D&S Business in the ordinary course during the interim period between execution of the Purchase Agreement and consummation of the Transaction, not to engage in certain kinds of transactions related to the D&S Business during such period, and not to compete against the D&S Business for a period following consummation of the Transaction. In addition, for a transitional period following consummation of the Transaction, Buyer will be permitted to use the Company’s “iRobot” trademark subject to the terms and conditions of a license agreement. Consummation of the Transaction is subject to the satisfaction of customary closing conditions for transactions of this type as set forth in the Purchase Agreement.
Pursuant to the terms of the Purchase Agreement, the Company has agreed to indemnify Buyer for certain matters, including for breaches of specified representations and warranties and covenants included in the Purchase Agreement, and for claims made against Buyer relating to liabilities not assumed by Buyer in the Transaction.  Similarly, pursuant to the terms of the Purchase Agreement, Buyer has agreed to indemnify the Company for certain matters, including breaches of specified representations and warranties and covenants included in the Purchase Agreement and for claims made against the Company relating to liabilities assumed by Buyer in the Transaction.
The Purchase Agreement provides for limited termination rights, including, among others, by the mutual consent of the Company and Buyer, upon certain breaches of representations, warranties, covenants or agreements, and in the event the Transaction has not been consummated before April 30, 2016.
There are no material relationships between the Company and Buyer or any of their respective affiliates, other than in respect of the Purchase Agreement or the related ancillary agreements.
The foregoing description of the Purchase Agreement does not purport to be a complete statement of the parties’ rights under the Purchase Agreement and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated by reference herein.
The Purchase Agreement has been included to provide investors and stockholders with information regarding its terms. It is not intended to provide any other factual information about the Company or Buyer. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Purchase Agreement, may be subject to limitations agreed upon by the contracting parties, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties or covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or Buyer or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 2.02     Results of Operations and Financial Condition.

On February 4, 2016, the Company issued a press release announcing, among other matters, the entering into the Purchase Agreement and the Company’s expectations that its fourth-quarter 2015 and full-year 2015 results will be at the high end of the expected ranges previously disclosed in the press release issued by the Company on October 20, 2015 and furnished to the Securities and Exchange Commission pursuant to the Company’s Current Report on Form 8-K filed on October 20, 2015. A copy of the press release issued on February 4, 2016 is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01     Regulation FD Disclosure.
On February 4, 2016, the Company issued a press release announcing that the Company entered into the Purchase Agreement, which provides for the sale of the D&S Business. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Items 2.02 and 7.01 herein and in Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s financial performance. These statements are neither promises nor guarantees, and are subject to a variety of risks and uncertainties, many of which are beyond the control of the Company, which could cause actual results to differ materially from those contemplated in these forward-looking statements. In particular, the risks and uncertainties include, among other things, the risk that the Transaction does not close. For additional disclosure regarding these and other risks faced by the Company, see the disclosures contained in the Company’s public filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 27, 2014 under the heading Part I, Item 1A “Risk Factors,” available on the SEC’s website at http://www.sec.gov.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

2.1*	Asset Purchase Agreement, dated as of February 2, 2016, by and between iRobot Corporation and iRobot Defense Holdings, Inc.
99.1	Press Release issued by iRobot Corporation on February 4, 2016, furnished herewith.

*
Schedules, exhibits, and similar supporting attachments or agreements to the Asset Purchase Agreement are omitted pursuant to Item 601(b)(2) of Regulation S-K. iRobot Corporation agrees to furnish a supplemental copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iRobot Corporation

February 4, 2016	By: /s/ Glen D. Weinstein
Name: Glen D. Weinstein
Title: Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

2.1*	Asset Purchase Agreement, dated as of February 2, 2016, by and between iRobot Corporation and iRobot Defense Holdings, Inc.
99.1	Press Release issued by iRobot Corporation on February 4, 2016, furnished herewith.

*
Schedules, exhibits, and similar supporting attachments or agreements to the Asset Purchase Agreement are omitted pursuant to Item 601(b)(2) of Regulation S-K. iRobot Corporation agrees to furnish a supplemental copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.